Exhibit 10.01

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT is made and entered into this __________ day of December, 2103, by and between Stratus Media Group, Inc., a Nevada corporation (the “Company”) with its principal place of business located at 1800 Century Park East, 6th Floor, Los Angeles, California 90067 and Carolina Preferred High Yield Fund, LLC, a Florida limited liability company (the “Purchaser”) with its principal place of business located at 4521 Sharon Street, Suite 450 Charlotte, NC 28211.

W I T N E S S E T H:

WHEREAS, the Company has offered to sell the Purchaser a $500,000 principal amount 10% Secured Convertible Note (the “Note”) and the Purchaser has agreed to purchase the Note upon the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Note, is hereby agreed as follows:

1.           Purchase and Sale. Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, the Seller shall sell, convey, transfer, and deliver to the Purchaser the Note, the form of which is attached hereto as Exhibit A and incorporated herein by such reference, and the Purchaser shall purchase the Note from the Seller in consideration of the purchase price set forth in this Agreement.

The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held at the principal offices of the Purchaser on December [13], 2013 at 10:00 a.m., or such other place, date and time as the parties hereto may otherwise agreement.

2.           Amount and Payment of Purchase Price; Additional Closing Documents. The total consideration and method of payment thereof are fully set out below:

(a)                Consideration; Payment. As total consideration for the purchase and sale of the Note pursuant to this Agreement, the Purchaser shall pay to the Seller the sum of $500,000, such total consideration to be referred to in this Agreement as the “Purchase Price.” The Purchase Price shall be tendered at Closing in immediately available funds.

(b)               Note. At Closing, the Company shall deliver the Note to the Purchaser.

(c)                Security Agreement. To secure the payment and performance by the Company of the Note, the Company grants, under the Note under and pursuant to the Security Agreement (as hereinafter defined) of even date hereof, to the Purchaser, its successors and assigns, a continuing, perfected security interest in, and does hereby assign, transfer, mortgage, convey, pledge, hypothecate and set over to the Purchaser, its successors and assigns, all of the right, title and interest of the Company in and to the Collateral (as that term is defined in the Security Agreement), whether now owned or hereafter acquired, and all proceeds (including, without limitation, all insurance proceeds) and products of any of the Collateral. At Closing, the Company shall execute and deliver to the Purchaser the Security Agreement in the form attached hereto as Exhibit B and incorporated herein by such reference (the “Security Agreement”). At any time upon the Purchaser’s request, the Company shall execute and deliver to the Purchaser any other documents, instruments or certificates requested by the Purchaser for the purpose of properly documenting and perfecting the security interests of the Purchaser in and to the Collateral granted hereunder, including any additional security agreements, mortgages, control agreements, and financing statements.

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(d)               Additional Documents. At Closing the Company shall execute and deliver to the Purchaser such additional documents as it may reasonably request in order to consummate the sale of the Note as herein contemplated.

(e)                Attorneys’ Fees. At Closing, the Company shall pay Pearlman Schneider LLP, counsel to the Purchaser, attorneys’ fees in the amount of $5,000 related to the review and preparation of documents associated with the purchase and sale of the Note and transactions contemplating the investment by the Purchaser.

3.           Registration Rights.

(a)                If at any time during the three year period commencing on the Closing the Company decides to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company including, without limitation), other than a registration statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or an offering of securities solely to the Company’s existing stockholders, (iii) for a dividend reinvestment plan, (iv) or on Form S-4 or the then equivalent, the Company shall (x) give written notice of such proposed filing to the Purchaser and its assignees (each being a “Holder”), as identified by the Purchaser (the “Assignees”) as soon as practicable but in no event less than 15 business days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) to the extent permitted under the provisions of Rule 145 under the Securities Act, offer to the Purchaser and the Assignees in such notice the opportunity to register the resale of such number of shares of the Company’s common stock issued or issuable upon the conversion of the Note, including principal and interest (the “Registrable Securities”) as the Purchaser and/or the Assignees may request in writing within five business days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. Such notice to the Purchaser and the Assignees shall continue to be given for each applicable registration statement filed by the Company until such time as all of the Registrable Securities have been registered and sold by the Purchaser and/or the Assignees.

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(b) If at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each selling Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 3 for the same period as the delay in registering such other securities. The foregoing notwithstanding, the Company shall not be required to register any Registrable Securities if (i) such Registrable Securities are eligible for sale pursuant to Rule 144 and (ii) upon presentation of the appropriate legal opinion and other documentation typically required for the sale of restricted securities under Rule 144, the Company acts promptly in allowing (or causing its stock transfer agent to allow) the sale of such Registrable Securities.

(c) In case of an underwritten public offering, if the managing underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company, after consultation with the managing underwriter(s), should reasonably determine that the inclusion of the Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of a Holder, then (A) if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata (based upon the number of Registrable Securities requested to be included in the registration), or (B) if the Company after consultation with the underwriter(s) recommends the inclusion of none of the Registrable Securities, none of the Registrable Securities of any Holder shall be included in such registration statement; provided, however, that if securities are being offered for the account of other persons as well as the Company who have greater priority than the Holders, then the amount of the Registrable Securities otherwise to be included in the registration statement shall be reduced by the amount of the securities having greater priority.

(d) Each Holder hereby agrees that, if requested by the Company or the representative of the underwriters of Registrable Securities of the Company, such Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Registrable Securities of the Company held by such Holder (other than those included for sale in the registration or acquired in the Company’s first firm commitment underwritten public offering of its Common Stock registered and declared effective under the Securities Act or in the open market thereafter) for a period specified by the representative of the underwriters of equity securities of the Company not to exceed 180 days (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) following the effective date of a registration statement of the Company filed under the Securities Act; provided that the same lock-up is agreed to by all directors and officers of the Company and shareholders individually owning more than 1% of the Company’s outstanding Common Stock.

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(e) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to or following the effectiveness of such registration, whether or not any Holder has Registrable Securities included in such registration.

(f) In connection with a registration statement, each selling Holder shall be required to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the registration statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of such registration statement or any supplemented Prospectus and/or amended registration statement.

(g) If a registration statement refers to any Holder by name as the holder of any securities of the Company, then such Holder shall have the right to require the deletion of the reference to such Holder in any amendment or supplement to the registration statement that is filed subsequent to the time that such reference ceases to be required by the Securities Act.

(h) Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under a registration statement until it has received copies of the Prospectus as then amended or supplemented as and notice from the Company that such registration statement and any post-effective amendments thereto have become effective and (ii) it and its officers, directors and Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with the sale of Registrable Securities pursuant to such registration statement.

(i) Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company, such Holder will immediately discontinue disposition of such Registrable Securities under the registration statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended registration statement, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or registration statement.

(j) The Company shall bear all fees and expenses attendant to registering the Registrable Securities, including the expenses of any legal counsel selected by the Purchaser to represent it in connection with the sale of the Registrable Securities and the costs of any opinions of counsel related to the resale of the Registrable Securities by the Purchaser and/or the Assignees, but the Purchaser and the Assignees shall pay any and all underwriting commissions related to the Registrable Securities. The Company shall use its best efforts to cause any registration statement filed pursuant to the registration rights granted herein to remain effective for the earliest to occur of (a) nine months from the date that the Purchaser and the Assignees are first given the opportunity to sell all of the Registrable Securities, (b) the sale of all Registrable Securities, or (c) the date all Registrable Securities are eligible for sale under Rule 144.

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4.           Representations and Warranties of Seller. Seller hereby warrants and represents:

(a)                Power and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. The Company is not in violation of any of the provisions of its articles of incorporation, by-laws or other organizational or charter documents, each as may be amended. The Company has all power and authority to: (i) conduct its business as presently conducted; (ii) enter into and perform its obligations under this Agreement, the Note and the Security Agreement; and (iii) issue, sell and deliver the Note. The execution and delivery of each of the Agreement, the Security Agreement and the Note has been duly authorized by all necessary corporate action. This Agreement has been duly executed and when delivered will constitute upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(b)               The Note will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other person. Upon the conversion into shares of the Company’s common stock pursuant to its terms, the shares of the Company’s common stock so issued will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other person.

5.           Representations and Warranties of Purchaser.

(a)                Power and Standing. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Florida. The Purchaser is not in violation of any of the provisions of its articles of organization. The Purchaser has all power and authority to: (i) conduct its business as presently conducted; and (ii) enter into and perform its obligations under this Agreement, the Note and the Security Agreement. The execution and delivery of the Agreement has been duly authorized by all necessary corporate action. This Agreement has been duly executed and when delivered will constitute upon due execution and delivery, will constitute, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Purchaser’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(b)               Private Placement. The Purchaser acknowledges its understanding that neither the Note nor the shares of common stock issuable upon the conversion of the Note (collectively, the “Securities”) offered hereby are registered under the Securities Act, or any state securities laws. The Purchaser understands that the offering and sale of the Securities contemplated hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Rule 506(b) of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement.

(c)                Accreditation; Investment Intent. The Purchaser is an Accredited Investor as that term is defined in Rule 501 of Regulation D. The Purchaser represents that the Note is are being purchased for the Purchaser’s own account, for investment purposes only and not with a view for distribution or resale to others. The Purchaser understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser's investment intention. In this connection, the Purchaser understands that it is the position of the Securities and Exchange Commission that the statutory basis for such exemption would not be present if the Purchaser's representation merely meant that the Purchaser’s present intention was to hold such Securities for a short period, such as the capital gains period of tax statutes, for a deferred sale or for any other fixed period. The Purchaser realizes that the Securities and Exchange Commission might regard a purchase with an intent inconsistent with the Purchaser’s representation to the Company, and a sale or disposition thereof, as a deferred sale to which the exemption is not available.

6.           General Provisions.

(a)                Entire Agreement. This Agreement (including the exhibits hereto and any written amendments hereof executed by the parties) constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

(b)               Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c)                Governing Law. This Agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with, the laws of the State of Nevada.

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IN WITNESS WHEREOF, this Agreement has been executed by each of the individual parties hereto on the date first above written.

STRATUS MEDIA GROUP, INC. By:_______________________________ Name:_________________________ Title:__________________________
CAROLINA PREFERRED HIGH YIELD FUND, LLC By: SISKEY INDUSTRIES, INC., Its: General Partner By:_______________________________ Name: Todd D. Beddard Title: President

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Exhibit A

[FORM OF NOTE]

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Exhibit B

[FORM OF SECURITY AGREEMENT]

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